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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2002

                        TRAVELERS PROPERTY CASUALTY CORP.

               (Exact Name of Registrant as Specified in Charter)

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            Connecticut                        001-31266                     No. 06-1008174
  (State or Other Jurisdiction of          (Commission File        (IRS Employer Identification No.)
           Incorporation)                       Number)
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
       One Tower Square, Hartford, Connecticut                            06183
     (Address of principal executive offices)                           (Zip Code)
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       Registrant's telephone number, including area code: (860) 277-0111

                                 Not Applicable


         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On October 16, 2002, Travelers Property Casualty Corp. (the "Company") issued a press release announcing the results of the Company's operations for the quarter ended September 30, 2002 and the availability of the Company's third quarter financial supplement on the Company's web site. The press release and financial supplement are attached as Exhibits 99.1 and 99.2 to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibits are filed herewith:

                  Exhibit 99.1 Press Release dated October 16, 2002, reporting results of operations.

                  Exhibit 99.2 Third Quarter 2002 Financial Supplement reporting results of operations.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAVELERS PROPERTY CASUALTY CORP.


Date: October 17, 2002                  /s/ James M. Michener
                               By  _____________________________________________
                                            Name: James M. Michener
                                            Title:  General Counsel

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                                  EXHIBIT INDEX

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Exhibit No.                                      Description
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99.1                 Press Release dated October 16, 2002, reporting results of operations.

99.2                 Third Quarter 2002 Financial Supplement reporting results of operations.
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